LOAN AGREEMENT

This Loan Agreement ("***Agreement***") is made as of the 18 day of December _______, 2023 ("***Effective Date***") by and among Regentis Biomaterials Ltd., a company incorporated under the laws of the State of Israel ("***Company***") and the persons and/or entities listed on Exhibit A hereto ("***Lenders***"). The Company and the Lenders are sometimes individually referred to herein as a "***Party***" and collectively referred to herein as "***Parties***."

WHEREAS, the Company desires to borrow from the Lenders up to an aggregate amount of US$ 300,000 ("***Loan Amount***"); and

WHEREAS, the board of directors of the Company (the "***Board***") has determined that it is in the best interests of the Company to raise the Loan Amount by means of this Agreement; and

WHEREAS, each Lender is willing to lend the applicable Loan Amount to the Company upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of these premises, the respective covenants of the Company and the Lenders set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. **LOAN**

1.1. Loan Amount. Within 7 (seven) days following the Effective Date and subject to receipt of the approval of the Company's Board of Directors, each of the Lenders (as set forth in **Exhibit A** hereof) will transfer the amount set forth opposite his/her/its name in Exhibit A ("***Lender's Amount***") to the Company's bank account.

1.2. Issuance of Shares. The Company shall issue and allot to each Lender, within thirty (30) days from the receipt by the Company of each Lender's Amount, warrants, exercisable during a period of three (3) years from their date of grant, into ordinary shares of the Company, nominal value NIS 0.01 each (the "**Ordinary Shares**"), at an exercise price equal to the nominal value of such Ordinary Shares (the "**Issued Warrants**"), so that for each US$ 10 such Lender lent the Company under this Agreement, upon completion of the Merger, such Lender shall be issued equivalent warrants in the Surviving Company exercisable into two and half (2.5) Common A Shares of the Surviving Company (currently trading at over US$10.00 per share), for the equivalent exercise price. Any tax consequences arising from the issuance of the Issued Warrants and their exercise into Ordinary Shares or upon completion of the Merger, into Common A Shares of the Surviving Company shall be borne solely by each Lender. The Company shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source.

1.3. Repayment. Within thirty (30) days from the consummation of the Merger (as defined below), the Company shall repay the Loan Amount to all Lenders ("***Repayment***"), by check or wire transfer delivered to each of the Lenders accounts, the details of which shall be provided to the Company by each of the Lenders in writing. "***Merger***" means the expected merger between the Company and R.B. Merger Sub Ltd as a result of which the shareholders of the Company shall be issued shares in OceanTech Acquisition I Corp (the "***Surviving Company***"), which is traded on NASDAQ, in accordance with the Business Combination Agreement dated May 2, 2023.

1.4. Use of Proceeds. The Loan Amount shall be used by the Company to fund its on-going activities.

1.5. Event of Default. The Loan Amount shall become immediately due and payable upon an Event of Default. "***Event of Default***" shall be deemed to have occurred upon any one or more of the following circumstances, all if occurring during such period as the Loan Amount remains outstanding hereunder:

1.5.1. If the Company shall commence voluntary proceedings under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution or liquidation law or statute of a jurisdiction, whether now or hereafter in effect, or if the Company shall be adjudicated insolvent or bankrupt by a decree of a court of competent jurisdiction; or if the Company shall petition or apply for the appointment of any receiver or trustee of the Company or for all or substantially all of its property;

1.5.2. If the Company applies for an arrangement with its creditors or participants, or if the Company shall make an assignment of its assets for the benefit of its creditors (other than in the ordinary course of business); or

1.5.3. If there shall be commenced against the Company any proceedings related to the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereinafter in effect, or if a receiver or trustee shall be appointed for the Company or for all or substantially all of its property, and such proceedings or appointment remain uncorrected, undismissed or undischarged, as the case may be, for more than 90 (ninety) consecutive days.

2. REPRESENTATIONS AND WARRANTIES

2.1. The Company represents to the Lenders that it has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of this Agreement by the Company. This Agreement is the legal, valid, and binding obligation of the Company, and is enforceable as to the Company in accordance with its terms. The Issued Shares issuable under this Agreement shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such securities are, validly issued and fully paid, issued without violation of any preemptive or similar rights of any shareholder of the Company and free and clear of liens and charges.

2.2. Each of the Lenders represents, with respect to itself, that:

2.2.1. It has all requisite power and authority to execute, deliver, and perform this Agreement.

2.2.2. All necessary corporate proceedings of such Lender have been duly taken to authorize the execution, delivery, and performance of this Agreement by such Lender.

2.2.3. This Agreement is the legal, valid, and binding obligation of such Lender, and is enforceable as to such Lender in accordance with its terms.

2.2.4. It aware to the financial and business situation of the Company and to the risks involved in the provision of the Lender's Amount.

2.2.5. It has knowledge and experience in financial and business matters, is capable of evaluating the merits and risks of the transactions evidenced by this Agreement and can bear the economic consequences.

2.3. The Company represents to the Lenders that the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the

transactions contemplated hereby do not, and will not, (a) conflict with or violate any provision of the Company's governing documents, (b) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound, or affected, (c) result in any mortgage, pledge, lien, hypothecation, claim, royalty obligations, conditional sale agreement, security agreement, encumbrance or other charge on assets or on property of the Company, or (d) result in a violation of any law to which the Company is subject (including securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are or are expected to be subject, or by which any property or asset of the Company is bound or affected).

3. **GENERAL PROVISIONS**

3.1. Further Assurances. The Company and the Lenders shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of this Agreement and the intentions of the parties as reflected thereby.

3.2. Entire Agreement; Amendment; Waiver. This Agreement constitutes the full and entire understanding and agreement between the parties hereto with regard to the subject matters hereof. Any term of this Agreement may be amended with the written consent of the Company and Lenders who have transferred majority of the Loan Amount. No delay or omission to exercise any right, power, or remedy accruing to any party upon any breach or default under this Agreement, shall be deemed a waiver thereof or of any other breach or default theretofore or thereafter occurring. Except as otherwise provided for herein, the observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) only with the written consent of the party against such waiver is sought.

3.3. Severability; Headings. The invalidity or unenforceability of any term or provision of this Agreement will not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and will not alter or otherwise affect the meaning of this Agreement.

3.4. Assignment. This Agreement is transferable and assignable by the Lenders only upon consent of the Company.

3.5. Governing Law; Jurisdiction. This Agreement shall be governed by and construed according to the laws of the State of Israel, without regard to the conflict of law provisions thereof and the competent courts of the Tel-Aviv District, Israel shall have exclusive jurisdiction over any dispute arising thereof.

3.6. Notices. All notices and other communications required or permitted hereunder to be given to a party hereto shall be in writing. All notices shall be given by registered mail (postage prepaid), by facsimile or email or otherwise delivered by hand or by messenger to the parties' respective addresses as shall be designated by notice from time to time. Any notice sent in accordance with this Section shall be deemed received upon the earlier of: (i) if sent by facsimile or email, upon transmission and confirmation of transmission or (if transmitted and received on a non-business day) on the first business day following transmission and electronic confirmation of transmission, (ii) if sent by registered mail, upon three (3) days of mailing, (iii) if sent by messenger, upon delivery; and/or (iv) upon actual receipt.

3.7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto. This Agreement may also be signed via PDF (Portable Document Format) transmission, and signatures obtained in this manner shall be considered original and binding as evidence of such party's agreement hereto and acceptance hereof.

[Signature Page Follows]

[Company Signature Page. Loan Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

REGENTIS BIOMATERIALS LTD.

By: ____________________

Name: ____________________

Title: ____________________

[Lender Signature Page. Loan Agreement]

LENDER

David Bassa

By: ______________________

Name: David Bassa

Title: Mr.

EXHIBIT A

LENDERS

Lenders	Address	Loan Amount (US$)
Ehud Geller		50,000
David Bassa	86 Nordeo St., kfar shmaryahu, Israel	40,000
Total		160,000

LOAN AGREEMENT

This Loan Agreement ("***Agreement***") is made as of the 20 day of December _______, 2023 ("***Effective Date***") by and among Regentis Biomaterials Ltd., a company incorporated under the laws of the State of Israel ("***Company***") and the persons and/or entities listed on Exhibit A hereto ("***Lenders***"). The Company and the Lenders are sometimes individually referred to herein as a "***Party***" and collectively referred to herein as "***Parties***."

WHEREAS, the Company desires to borrow from the Lenders up to an aggregate amount of US$ 300,000 ("***Loan Amount***"); and

WHEREAS, the board of directors of the Company (the "***Board***") has determined that it is in the best interests of the Company to raise the Loan Amount by means of this Agreement; and

WHEREAS, each Lender is willing to lend the applicable Loan Amount to the Company upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of these premises, the respective covenants of the Company and the Lenders set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. **LOAN**

1.1. Loan Amount. Within 7 (seven) days following the Effective Date and subject to receipt of the approval of the Company's Board of Directors, each of the Lenders (as set forth in **Exhibit A** hereof) will transfer the amount set forth opposite his/her/its name in Exhibit A ("***Lender's Amount***") to the Company's bank account.

1.2. Issuance of Shares. The Company shall issue and allot to each Lender, within thirty (30) days from the receipt by the Company of each Lender's Amount, warrants, exercisable during a period of three (3) years from their date of grant, into ordinary shares of the Company, nominal value NIS 0.01 each (the "**Ordinary Shares**"), at an exercise price equal to the nominal value of such Ordinary Shares (the "**Issued Warrants**"), so that for each US$ 10 such Lender lent the Company under this Agreement, upon completion of the Merger, such Lender shall be issued equivalent warrants in the Surviving Company exercisable into two and half (2.5) Common A Shares of the Surviving Company (currently trading at over US$10.00 per share), for the equivalent exercise price. Any tax consequences arising from the issuance of the Issued Warrants and their exercise into Ordinary Shares or upon completion of the Merger, into Common A Shares of the Surviving Company shall be borne solely by each Lender. The Company shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source.

1.3. Repayment. Within thirty (30) days from the consummation of the Merger (as defined below), the Company shall repay the Loan Amount to all Lenders ("***Repayment***"), by check or wire transfer delivered to each of the Lenders accounts, the details of which shall be provided to the Company by each of the Lenders in writing. "***Merger***" means the expected merger between the Company and R.B. Merger Sub Ltd as a result of which the shareholders of the Company shall be issued shares in OceanTech Acquisition I Corp (the "***Surviving Company***"), which is traded on NASDAQ, in accordance with the Business Combination Agreement dated May 2, 2023.

1.4. Use of Proceeds. The Loan Amount shall be used by the Company to fund its on-going activities.

1.5. Event of Default. The Loan Amount shall become immediately due and payable upon an Event of Default. "*Event of Default*" shall be deemed to have occurred upon any one or more of the following circumstances, all if occurring during such period as the Loan Amount remains outstanding hereunder:

1.5.1. If the Company shall commence voluntary proceedings under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution or liquidation law or statute of a jurisdiction, whether now or hereafter in effect, or if the Company shall be adjudicated insolvent or bankrupt by a decree of a court of competent jurisdiction; or if the Company shall petition or apply for the appointment of any receiver or trustee of the Company or for all or substantially all of its property;

1.5.2. If the Company applies for an arrangement with its creditors or participants, or if the Company shall make an assignment of its assets for the benefit of its creditors (other than in the ordinary course of business); or

1.5.3. If there shall be commenced against the Company any proceedings related to the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereinafter in effect, or if a receiver or trustee shall be appointed for the Company or for all or substantially all of its property, and such proceedings or appointment remain uncorrected, undismissed or undischarged, as the case may be, for more than 90 (ninety) consecutive days.

2. REPRESENTATIONS AND WARRANTIES

2.1. The Company represents to the Lenders that it has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of this Agreement by the Company. This Agreement is the legal, valid, and binding obligation of the Company, and is enforceable as to the Company in accordance with its terms. The Issued Shares issuable under this Agreement shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such securities are, validly issued and fully paid, issued without violation of any preemptive or similar rights of any shareholder of the Company and free and clear of liens and charges.

2.2. Each of the Lenders represents, with respect to itself, that:

2.2.1. It has all requisite power and authority to execute, deliver, and perform this Agreement.

2.2.2. All necessary corporate proceedings of such Lender have been duly taken to authorize the execution, delivery, and performance of this Agreement by such Lender.

2.2.3. This Agreement is the legal, valid, and binding obligation of such Lender, and is enforceable as to such Lender in accordance with its terms.

2.2.4. It aware to the financial and business situation of the Company and to the risks involved in the provision of the Lender's Amount.

2.2.5. It has knowledge and experience in financial and business matters, is capable of evaluating the merits and risks of the transactions evidenced by this Agreement and can bear the economic consequences.

2.3. The Company represents to the Lenders that the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the

transactions contemplated hereby do not, and will not, (a) conflict with or violate any provision of the Company's governing documents, (b) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound, or affected, (c) result in any mortgage, pledge, lien, hypothecation, claim, royalty obligations, conditional sale agreement, security agreement, encumbrance or other charge on assets or on property of the Company, or (d) result in a violation of any law to which the Company is subject (including securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are or are expected to be subject, or by which any property or asset of the Company is bound or affected).

3. **General Provisions**

3.1. Further Assurances. The Company and the Lenders shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of this Agreement and the intentions of the parties as reflected thereby.

3.2. Entire Agreement; Amendment; Waiver. This Agreement constitutes the full and entire understanding and agreement between the parties hereto with regard to the subject matters hereof. Any term of this Agreement may be amended with the written consent of the Company and Lenders who have transferred majority of the Loan Amount. No delay or omission to exercise any right, power, or remedy accruing to any party upon any breach or default under this Agreement, shall be deemed a waiver thereof or of any other breach or default theretofore or thereafter occurring. Except as otherwise provided for herein, the observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) only with the written consent of the party against such waiver is sought.

3.3. Severability; Headings. The invalidity or unenforceability of any term or provision of this Agreement will not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and will not alter or otherwise affect the meaning of this Agreement.

3.4. Assignment. This Agreement is transferable and assignable by the Lenders only upon consent of the Company.

3.5. Governing Law; Jurisdiction. This Agreement shall be governed by and construed according to the laws of the State of Israel, without regard to the conflict of law provisions thereof and the competent courts of the Tel-Aviv District, Israel shall have exclusive jurisdiction over any dispute arising thereof.

3.6. Notices. All notices and other communications required or permitted hereunder to be given to a party hereto shall be in writing. All notices shall be given by registered mail (postage prepaid), by facsimile or email or otherwise delivered by hand or by messenger to the parties' respective addresses as shall be designated by notice from time to time. Any notice sent in accordance with this Section shall be deemed received upon the earlier of: (i) if sent by facsimile or email, upon transmission and confirmation of transmission or (if transmitted and received on a non-business day) on the first business day following transmission and electronic confirmation of transmission, (ii) if sent by registered mail, upon three (3) days of mailing, (iii) if sent by messenger, upon delivery; and/or (iv) upon actual receipt.

3.7. <u>Counterparts</u>. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto. This Agreement may also be signed via PDF (Portable Document Format) transmission, and signatures obtained in this manner shall be considered original and binding as evidence of such party's agreement hereto and acceptance hereof.

[Signature Page Follows]

[Company Signature Page. Loan Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

REGENTIS BIOMATERIALS LTD.

By: ____________________

Name: ____________________

Title: ____________________

[Lender Signature Page. Loan Agreement]

LENDER

By: ______________________

Name: Oren Traistman

Title: ______________________

EXHIBIT A

LENDERS

Lenders	Address	Loan Amount (US$)
Ehud Geller		50,000
Oren Traistman		20,000
Total		160,000

LOAN AGREEMENT

This Loan Agreement ("***Agreement***") is made as of the 28 day of December, 2023 ("***Effective Date***") by and among Regentis Biomaterials Ltd., a company incorporated under the laws of the State of Israel ("***Company***") and the persons and/or entities listed on Exhibit A hereto ("***Lenders***"). The Company and the Lenders are sometimes individually referred to herein as a "***Party***" and collectively referred to herein as "***Parties***."

WHEREAS, the Company desires to borrow from the Lenders up to an aggregate amount of US$ 300,000 ("***Loan Amount***"); and

WHEREAS, the board of directors of the Company (the "***Board***") has determined that it is in the best interests of the Company to raise the Loan Amount by means of this Agreement; and

WHEREAS, each Lender is willing to lend the applicable Loan Amount to the Company upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of these premises, the respective covenants of the Company and the Lenders set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. LOAN

1.1. Loan Amount. Within 7 (seven) days following the Effective Date and subject to receipt of the approval of the Company's Board of Directors, each of the Lenders (as set forth in **Exhibit A** hereof) will transfer the amount set forth opposite his/her/its name in Exhibit A ("***Lender's Amount***") to the Company's bank account.

1.2. Issuance of Shares. The Company shall issue and allot to each Lender, within thirty (30) days from the receipt by the Company of each Lender's Amount, warrants, exercisable during a period of three (3) years from their date of grant, into ordinary shares of the Company, nominal value NIS 0.01 each (the "**Ordinary Shares**"), at an exercise price equal to the nominal value of such Ordinary Shares (the "**Issued Warrants**"), so that for each US$ 10 such Lender lent the Company under this Agreement, upon completion of the Merger, such Lender shall be issued equivalent warrants in the Surviving Company exercisable into two and half (2.5) Common A Shares of the Surviving Company (currently trading at over US$10.00 per share), for the equivalent exercise price. Any tax consequences arising from the issuance of the Issued Warrants and their exercise into Ordinary Shares or upon completion of the Merger, into Common A Shares of the Surviving Company shall be borne solely by each Lender. The Company shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source.

1.3. Repayment. Within thirty (30) days from the consummation of the Merger (as defined below), the Company shall repay the Loan Amount to all Lenders ("***Repayment***"), by check or wire transfer delivered to each of the Lenders accounts, the details of which shall be provided to the Company by each of the Lenders in writing. "***Merger***" means the expected merger between the Company and R.B. Merger Sub Ltd as a result of which the shareholders of the Company shall be issued shares in OceanTech Acquisition I Corp (the "***Surviving Company***"), which is traded on NASDAQ, in accordance with the Business Combination Agreement dated May 2, 2023.

1.4. Use of Proceeds. The Loan Amount shall be used by the Company to fund its on-going activities.

1.5. Event of Default. The Loan Amount shall become immediately due and payable upon an Event of Default. "***Event of Default***" shall be deemed to have occurred upon any one or more of the following circumstances, all if occurring during such period as the Loan Amount remains outstanding hereunder:

1.5.1. If the Company shall commence voluntary proceedings under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution or liquidation law or statute of a jurisdiction, whether now or hereafter in effect, or if the Company shall be adjudicated insolvent or bankrupt by a decree of a court of competent jurisdiction; or if the Company shall petition or apply for the appointment of any receiver or trustee of the Company or for all or substantially all of its property;

1.5.2. If the Company applies for an arrangement with its creditors or participants, or if the Company shall make an assignment of its assets for the benefit of its creditors (other than in the ordinary course of business); or

1.5.3. If there shall be commenced against the Company any proceedings related to the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereinafter in effect, or if a receiver or trustee shall be appointed for the Company or for all or substantially all of its property, and such proceedings or appointment remain uncorrected, undismissed or undischarged, as the case may be, for more than 90 (ninety) consecutive days.

2. Representations and Warranties

2.1. The Company represents to the Lenders that it has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of this Agreement by the Company. This Agreement is the legal, valid, and binding obligation of the Company, and is enforceable as to the Company in accordance with its terms. The Issued Shares issuable under this Agreement shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such securities are, validly issued and fully paid, issued without violation of any preemptive or similar rights of any shareholder of the Company and free and clear of liens and charges.

2.2. Each of the Lenders represents, with respect to itself, that:

2.2.1. It has all requisite power and authority to execute, deliver, and perform this Agreement.

2.2.2. All necessary corporate proceedings of such Lender have been duly taken to authorize the execution, delivery, and performance of this Agreement by such Lender.

2.2.3. This Agreement is the legal, valid, and binding obligation of such Lender, and is enforceable as to such Lender in accordance with its terms.

2.2.4. It aware to the financial and business situation of the Company and to the risks involved in the provision of the Lender's Amount.

2.2.5. It has knowledge and experience in financial and business matters, is capable of evaluating the merits and risks of the transactions evidenced by this Agreement and can bear the economic consequences.

2.3. The Company represents to the Lenders that the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the

transactions contemplated hereby do not, and will not, (a) conflict with or violate any provision of the Company's governing documents, (b) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound, or affected, (c) result in any mortgage, pledge, lien, hypothecation, claim, royalty obligations, conditional sale agreement, security agreement, encumbrance or other charge on assets or on property of the Company, or (d) result in a violation of any law to which the Company is subject (including securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are or are expected to be subject, or by which any property or asset of the Company is bound or affected).

3. **GENERAL PROVISIONS**

3.1. Further Assurances. The Company and the Lenders shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of this Agreement and the intentions of the parties as reflected thereby.

3.2. Entire Agreement; Amendment; Waiver. This Agreement constitutes the full and entire understanding and agreement between the parties hereto with regard to the subject matters hereof. Any term of this Agreement may be amended with the written consent of the Company and Lenders who have transferred majority of the Loan Amount. No delay or omission to exercise any right, power, or remedy accruing to any party upon any breach or default under this Agreement, shall be deemed a waiver thereof or of any other breach or default theretofore or thereafter occurring. Except as otherwise provided for herein, the observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) only with the written consent of the party against such waiver is sought.

3.3. Severability; Headings. The invalidity or unenforceability of any term or provision of this Agreement will not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and will not alter or otherwise affect the meaning of this Agreement.

3.4. Assignment. This Agreement is transferable and assignable by the Lenders only upon consent of the Company.

3.5. Governing Law; Jurisdiction. This Agreement shall be governed by and construed according to the laws of the State of Israel, without regard to the conflict of law provisions thereof and the competent courts of the Tel-Aviv District, Israel shall have exclusive jurisdiction over any dispute arising thereof.

3.6. Notices. All notices and other communications required or permitted hereunder to be given to a party hereto shall be in writing. All notices shall be given by registered mail (postage prepaid), by facsimile or email or otherwise delivered by hand or by messenger to the parties' respective addresses as shall be designated by notice from time to time. Any notice sent in accordance with this Section shall be deemed received upon the earlier of: (i) if sent by facsimile or email, upon transmission and confirmation of transmission or (if transmitted and received on a non-business day) on the first business day following transmission and electronic confirmation of transmission, (ii) if sent by registered mail, upon three (3) days of mailing, (iii) if sent by messenger, upon delivery; and/or (iv) upon actual receipt.

3.7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto. This Agreement may also be signed via PDF (Portable Document Format) transmission, and signatures obtained in this manner shall be considered original and binding as evidence of such party's agreement hereto and acceptance hereof.

[Signature Page Follows]

[Company Signature Page. Loan Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

REGENTIS BIOMATERIALS LTD.

By: ____________________

Name: ____________________

Title: ____________________

[Lender Signature Page. Loan Agreement]

LENDER

____

By: ______________________________

Name: Ronen Kantor

Title: Investor

EXHIBIT A

LENDERS

Lenders	Address	Loan Amount (US$)
Ehud Geller		45,000
Medlant Ltd		40,000
Ronen Kantor		10,000
Jeff Dykan		20,000
Oren Traistman		20,000
Total		135,000

LENDER

SCP Vitalife Partners II, L.P.

By: SCP Vitalife II Associates, L.P., its General Partner

By: SCP Vitalife II GP, Ltd., its General Partner

By: ____________________

Title: Director

$14,922

SCP Vitalife Partners (Israel) II, L.P.

By: SCP Vitalife II Associates, L.P., its General Partner

By: SCP Vitalife II GP, Ltd., its General Partner

By: ____________________

Title: Director

$5,078

[Company Signature Page. Loan Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

REGENTIS BIOMATERIALS LTD.

By: ______________________

Name: ______________________

Title: ______________________